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                                                                     EXHIBIT 4.2


COMMON STOCK                                                        COMMON STOCK


                               MAXTOR CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP


IS THE RECORD HOLDER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          $0.01 PAR VALUE PER SHARE OF

                              MAXTOR CORPORATIONS

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

                 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

                               MAXTOR CORPORATION
                               INCORPORATED 1986
                                    DELAWARE


            SECRETARY                                  PRESIDENT



                         COUNTERSIGNED AND REGISTERED:
                              THE BANK OF NEW YORK
                          TRANSFER AGENT AND REGISTRAR

BY

                                                 AUTHORIZED SIGNATURE
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                               MAXTOR CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common      UNIF GIFT MIN ACT-______Custodian______
     TEN ENT - as tenants by the                           (Cust)        (Minor)
               entireties                    Under Uniform Gifts to Minors
     JT TEN  - as joint tenants with               Act_________________________
               right of survivorship                           (State)
               and not as tenants in     UNIF TAF MIN ACT-_______________
               common                                         (Cust)
                                         CUSTODIAN(until age_____________)
                                         ________________under Uniform Transfers
                                            (Minor)
                                         to Minors Act__________________________
                                                               (State)


    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,__________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________

                              _________________________________________________
                     NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
Signature(s) Guaranteed


By_______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15